UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): November 23, 2020

BREEZE HOLDINGS ACQUISITION CORP.

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	001-39718	85-1849315
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

5324 DAVIS BLVD.

NORTH RICHLAND HILLS TX 76180

(Address of principal executive offices and zip code)

(619) 500-7747

(Registrant’s telephone number, including area code)

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-14(c)).

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☒

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol (s)	Name of each exchange on which registered
Units, each consisting of one share of common stock, $0.0001 par value, one right, and one redeemable warrant	BREZU	The NASDAQ Stock Market LLC
Common Stock, par value $0.0001 per share	BREZ	The NASDAQ Stock Market LLC
Rights, exchangeable into one-twentieth of one share of common stock	BREZR	The NASDAQ Stock Market LLC
Warrants, each whole warrant exercisable for one share of common stock at an exercise price of $11.50 per whole share	BREZW	The NASDAQ Stock Market LLC

Item 1.01.        Entry into a Material Definitive Agreement.

On November 23, 2020, Breeze Holdings Acquisition Company Inc. (the “Company”) consummated its initial public offering (“IPO”) of 10,000,000 units (the “Units”). Each Unit consists of one share of common stock of the Company, par value $0.0001 per share, one right (“Right”), and one redeemable warrant of the Company (“Warrant”). Each Right entitles the holder thereof to receive one-twentieth (1/20) of one share of common stock upon the consummation of an initial business combination and each Warrant entitles the holder thereof to purchase one share of common stock for $11.50 per share, subject to adjustment. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $100,000,000.

In connection with the IPO, the underwriters were granted a 45-day option from the date of the prospectus to purchase up to 1,500,000 additional Units to cover over-allotment, if any. On November 25, 2020, the underwriters fully exercised the over-allotment option. The Units were sold at an offering price of $10.00 per Unit, generating additional gross proceeds of $15,000,000 to the Company.

In connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Company’s Registration Statement on Form S-1 (File No. 333-249677) for the IPO, initially filed with the U.S. Securities and Exchange Commission (the “Commission”) on October 26, 2020, as amended (the “Registration Statement”):

•

An Underwriting Agreement, dated November 23, 2020, by and between the Company and I-Bankers Securities, Inc., as representative of the several underwriters (the “Representative”), a copy of which is attached as Exhibit 1.1 hereto and incorporated herein by reference.

•

A Warrant Agreement, dated November 23, 2020, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent, a copy of which is attached as Exhibit 4.1 hereto and incorporated herein by reference.

•

A Rights Agreement, dated November 23, 2020, by and between the Company and Continental Stock Transfer & Trust Company, as rights agent, a copy of which is attached as Exhibit 4.2 hereto and incorporated herein by reference.

•

A Letter Agreement, dated November 23, 2020 (the “Letter Agreement”), by and among the Company, the Representative, Breeze Sponsor, LLC and each of the officers and directors of the Company, a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference.

•

An Investment Management Trust Agreement, dated November 23, 2020, by and between the Company and Continental Stock Transfer & Trust Company, as trustee, a copy of which is attached as Exhibit 10.2 hereto and incorporated herein by reference.

•

A Registration Rights Agreement, dated November 23, 2020, by and among the Company and certain security holders, a copy of which is attached as Exhibit 10.3 hereto and incorporated herein by reference.

•

An Administrative Services Agreement, dated November 23, 2020, by and between the Company and Breeze Financial, Inc., a copy of which is attached as Exhibit 10.4 hereto and incorporated herein by reference.

•

A Business Combination Marketing Agreement, dated November 23, 2020, by and between the Company and the Representative, a copy of which is attached as Exhibit 10.5 hereto and incorporated herein by reference.

Item 3.02.	Unregistered Sales of Equity Securities.

Simultaneously with the closing of the IPO, pursuant to certain Warrant Purchase Agreements, the Company completed the private sale of an aggregate of 5,425,000 warrants (the “Private Placement Warrants”) to Breeze Sponsor, LLC

and I-Bankers Securities, Inc. at a purchase price of $1.00 per Private Placement Warrant, generating gross proceeds to the Company of $5,425,000. The Private Placement Warrants are identical to the Warrants sold in the IPO except that the Private Placement Warrants: (i) will not be redeemable by the Company and (ii) may be exercised for cash or on a cashless basis, as described in the Registration Statement, in each case so long as they are held by the initial purchasers or any of their permitted transferees. If the Private Placement Warrants are held by holders other than the initial purchasers or any of their permitted transferees, the Private Placement Warrants will be redeemable by the Company and exercisable by the holders on the same basis as the Private Placement Warrants included in the Units sold in the IPO. No underwriting discounts or commissions were paid with respect to such sale. The issuance of the Private Placement Warrants was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 5.02.        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the IPO, Daniel L. Hunt, Albert S. McLelland, Robert L. Thomas, and Bill Stark were appointed to the board of directors of the Company. The board of directors has determined that the directors are independent directors within the meaning of applicable SEC and Nasdaq rules. Effective upon their appointment, (i) Messrs. McLelland, Thomas and Hunt were appointed to the board’s audit committee, with Mr. McLelland serving as chair of the audit committee; (ii) Messrs. McLelland, Thomas and Stark were appointed to the board’s compensation committee, with Mr. Thomas serving as chair of the compensation committee; and (iii) Messrs. Hunt, Thomas and Stark were appointed to the board’s nominating and corporate governance committee, with Mr. Hunt serving as chair of the nominating and corporate governance committee.

In connection with their appointments to the board of directors, each director and the Company’s then-serving directors, J. Douglas Ramsey and Russell D. Griffin entered into indemnity agreements with the Company in the form previously filed as Exhibit 10.7 to the Registration Statement.

Other than the foregoing, none of the directors are party to any arrangement or understanding with any person pursuant to which they were appointed as directors, nor are they party to any transactions required to be disclosed under Item 404(a) of Regulation S-K involving the Company.

The foregoing description of the form of indemnity agreement does not purport to be complete and is qualified in its entirety by reference to the form of indemnity agreement, a copy of which is attached as Exhibit 10.7 to the Registration Statement and is incorporated herein by reference.

Item 8.01.        Other Events.

A total of $116,725,000 of the proceeds from the IPO (including the full exercise of the over-allotment option) and the sale of the Private Placement Warrants were placed in a U.S.-based trust account maintained by Continental Stock Transfer & Trust Company, acting as trustee. Except with respect to interest earned on the funds held in the trust account that may be released to the Company to pay its taxes, the funds held in the trust account will not be released from the trust account until the earliest of (i) the completion of the Company’s initial business combination, (ii) the redemption of any shares of common stock included in the Units sold in the IPO (“public shares”) properly submitted in connection with a stockholder vote to amend the Company’s amended and restated certificate of incorporation to modify the substance or timing of the Company’s obligation to redeem 100% of the public shares if the Company does not complete its initial business combination within 12 months from the closing of the IPO (or up to 18 months from the closing of IPO if the Company extends the period of time to consummate a business combination) or with respect to any other material provisions relating to stockholders’ rights or pre-initial business combination activity and (iii) the redemption of the public shares if the Company is unable to complete an initial business combination within 12 months from the closing of the IPO (or up to 18 months from the closing of IPO if the Company extends the period of time to consummate a business combination), subject to applicable law.

On November 23, 2020, the Company issued a press release announcing the pricing of the IPO, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

On November 25, 2020, the Company issued a press release announcing the closing of the IPO, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01        Financial Statements and Exhibits.

(d) Exhibits

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, dated November 23, 2020, by and between the Company and I-Bankers Securities, Inc., as representative of the several underwriters.

4.1	Warrant Agreement, dated November 23, 2020, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent.

4.2	Rights Agreement, dated November 23, 2020, by and between the Company and Continental Stock Transfer & Trust Company, as rights agent.

10.1	Letter Agreement, dated November 23, 2020, by and among the Company, Breeze Sponsor, LLC and each of the officers and directors of the Company.

10.2	Investment Management Trust Agreement, dated November 23, 2020, by and between the Company and Continental Stock Transfer & Trust Company, as trustee.

10.3	Registration Rights Agreement, dated November 23, 2020, by and among the Company and certain holders party thereto.

10.4	Administrative Services Agreement, dated November 23, 2020, by and between the Company and Breeze Sponsor, LLC.

10.5	Business Combination Marketing Agreement, dated November 23, 2020, by and between the Company and the Representative.

99.1	Press Release, dated November 23, 2020.

99.2	Press Release, dated November 25, 2020.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BREEZE HOLDINGS ACQUISITION CORP.

Date: November 27, 2020

By:	/s/ J. Douglas Ramsey
J. Douglas Ramsey
Chief Executive Officer

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